UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2022.

MOUNTAIN TOP PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56298	47-5544183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3512 Desert Mesa Road Roanoke, TX 76262
(Address of principal offices)

(315) 254-8553
(Registrant’s Telephone Number)

1303 Wakefield Court Winnabow, NC 28479
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	MTPP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 7, 2022, the Registrant (1) dismissed Zia Masood Kiana & Co. as the Registrant’s principal accountant to audit the Registrant’s financial statements and (2) appointed Victor Mokuolu, CPA PLLC as the Registrant’s principal accountant to audit the Registrant’s financial statements. During the Registrant’s most recent fiscal year, Zia Masood Kiana & Co. reports on the Registrant’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was due to Zia Masood Kiana & Co no longer is doing public companies audits. During the Registrant’ most recent fiscal years and the subsequent interim period, there were no disagreements with Zia Masood Kiana & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Zia Masood Kiana & Co. would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Registrant has not consulted Zia Masood Kiana & Co. regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements.

We have provided Zia Masood Kiana & Co with a copy of the disclosure made in response to this Item 4.01 and have requested that Zia Masood Kiana & Co provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Zia Masood Kiana & Co. has provided the letter attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Zia Masood Kiana & Co. to the Securities and Exchange Commission dated April 7, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2022	Mountain Top Properties, Inc.

By: /s/ Anthony Lombardo
Anthony Lombardo, CEO